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                               STI CLASSIC FUNDS

                          Tax-Free Money Market Fund

                     Supplement dated May 16, 2000 to the
        Money Market Funds--Flex and Investor Shares Prospectus and the
             Bond and Money Market Funds--Trust Shares Prospectus
                             dated October 1, 1999

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

At a meeting on May 16, 2000, the Trust's Board of Trustees approved changes to the name, objective and certain investment policies of the Tax-Free Money Market Fund. These changes, which are set forth below, will become effective on June 15, 2000.

The Tax-Free Money Market Fund is renamed the Virginia Tax-Free Money Market
Fund.

Under the heading "Fund Summary" on page 6 of the Money Market Funds-Flex and Investor Shares Prospectus and on page 28 of the Bond and Money Market Funds-Trust Shares Prospectus, the "Investment Goal," "Investment Focus" and "Investor Profile" should be replaced with the following:

  Investment Goal: High current income exempt from federal and Virginia income taxes, while preserving capital and liquidity

  Investment Focus: Virginia municipal money market instruments

  Investor Profile: Virginia residents who want to receive current income exempt from federal and state income taxes

The first paragraph on page 6 of the Money Market Funds-Flex and Investor Shares Prospectus and the first paragraph on page 28 of the Bond and Money Market Funds-Trust Shares Prospectus under the heading "Investment Strategy" should be replaced with the following:

  The Virginia Tax-Free Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

The following should be added to page 10 of the Money Market Funds-Flex and Investor Shares Prospectus under the heading "More Information About Risk."

Regional Risk

 Virginia Tax-Free Money Market Fund

To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.